UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report (Date of earliest event reported): February 28, 2025

EVI Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14757 (Commission File Number)	11-2014231 (IRS Employer Identification No.)

4500 Biscayne Blvd., Suite 340 Miami, Florida (Address of principal executive offices)		33137 (Zip Code)

(305) 402-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value	EVI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2025, EVI Industries, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Girbau North America Inc., a Wisconsin corporation (“GNA”), and Girbau S.A., a Spanish Sociedad Anonima (the “Seller”). Pursuant to the Purchase Agreement, the Company will purchase from the Seller all of the issued and outstanding shares of GNA common stock (the “Stock Purchase”). Following the Stock Purchase, GNA will be a wholly-owned subsidiary of the Company.

Subject to certain working capital and other adjustments, the purchase price for the Stock Purchase will be approximately $43,000,000, of which $4,355,000 will be deposited in an escrow account for no less than 15 months after the date of the closing of the Stock Purchase (subject to extension in certain circumstances).

The Purchase Agreement contains representations, warranties and covenants customary for a transaction of its size and nature. Subject to certain limitations, the Seller and the Buyer have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters.

The Purchase Agreement contains certain termination rights for the Company, on the one hand, and the Seller, on the other hand, including, but not limited to, and (i) by mutual written agreement; and (ii) if the closing has not occurred on or before May 31, 2025. From the date of the Purchase Agreement until the closing of the Stock Purchase, GNA is required to conduct the business in the ordinary course of business in all material respects and to comply with certain covenants regarding the operation of its business.

The Company expects the closing of the Stock Purchase to occur within 30 days, subject to certain closing conditions, including, but not limited to, (i) the accuracy of the representations and warranties of the parties; and (ii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Purchase Agreement.

The foregoing description of the Purchase Agreement is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Purchase Agreement, and in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Purchase Agreement (which disclosures are not reflected in the Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

2.1*	Stock Purchase Agreement dated February 28, 2025, by and among EVI Industries, Inc., Girbau North America Inc. and Girbau S.A.
99.1	Press release of EVI Industries, Inc., dated March 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request

Forward Looking Statements

Except for the historical matters contained herein, statements in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of the Company, or industry trends and results, to differ from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, that the proposed acquisition of GNA may not be accretive to the Company’s earnings or otherwise have a positive impact on the Company’s operating results or financial condition to the extent anticipated or at all, integration risks, risks related to the business, operations and prospects of GNA and the Company plans with respect thereto, the risk that the conditions to closing the proposed acquisition may not be satisfied and that the proposed acquisition may not otherwise be consummated when expected, in accordance with the contemplated terms, or at all, and the risks related to the Company’s operations, results, financial condition, financial resources, and growth strategy, including the Company’s ability to find and complete other acquisition or merger opportunities, and the impact of any such acquisitions or mergers on the Company’s operations, results and financial condition. Reference is also made to other economic, competitive, governmental, technological and other risks and factors discussed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, those disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on September 12, 2024, as amended by its Annual Reports on Form 10-K/A for the fiscal year ended June 30, 2024, filed with the SEC on September 13, 2024 and October 25, 2024. Many of these risks and factors are beyond the Company’s control. In addition, past performance and perceived trends may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. The reader should not place undue reliance on any forward-looking statement, which speaks only as of the date made. The Company does not undertake to, and specifically disclaims any obligation to, update or supplement any forward-looking statement, whether as a result of changes in circumstances, new information, subsequent events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVI INDUSTRIES, INC.

Dated: March 6, 2025	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer